                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)    October 30, 2001



                         Health Management Systems, Inc.
             (Exact name of registrant as specified in its charter)

       New York                     0-20946                   13-2770433
----------------------          ---------------          ----------------------
State of Incorporation          Commission File            (I.R.S. Employer
                                     Number              Identification Number)

                 401 Park Avenue South, New York, New York 10016
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               (Address of principal executive offices, zip code)

                                 (212) 685-4545
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report.)
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ITEM 8. CHANGE IN FISCAL YEAR

Attached as exhibit 99 is a press release issued today by Health Management Systems, Inc. (the "Company") announcing the change in fiscal year of the Company from October 31 to December 31.

On October 30, 2001, the Board of Directors of the Company approved a change of the Company's fiscal year to December 31 from October 31. The change will be retroactive to January 1, 2001, and therefore the Company will file a Form 10-K annual report for the twelve month period ended December 31, 2001.

In addition, the Company will file by December 14, 2001 a Form 10-Q transition report covering the transition period of November 1, 2000 to December 31, 2000.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: November 12, 2001                   HEALTH MANAGEMENT SYSTEMS, INC.
                                                    (Registrant)



                                          By: /s/ William F. Miller III
                                          --------------------------------------
                                          William F. Miller III
                                          Chairman and
                                          Chief Executive Officer

                                          By: /s/ Robert M. Holster
                                          --------------------------------------
                                          Robert M. Holster
                                          President, Chief Operating Officer,
                                          and
                                          Interim Chief Financial Officer
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                                  Exhibit Index

Exhibit Number                Description
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
   99                   Press release dated November 12, 2001.